BRITISH COLUMBIA

Ministry of Energy and Mines — Titles Division

RECORD OF 4 POST CLAIM

Mineral Tenure Act, Section 27

OFFICE USE

Mining Division ____________________

Tenure Number ____________________

DO NOT WRITE IN THIS AREA

____________________ Gold Commissioner

Date of Record ____________________

APPLICATION TO RECORD A 4 POST CLAIM

I, William G. Hunley (Name of Locator) AGENT FOR Terry G. Cook (Name(s))

#338-500 Dunsmuir St (Address) — 2085 W 31st Ave (Address)

Vancouver BC — Vancouver BC

V6B 1Y2 (Postal Code) (604) 712-4182 (Telephone) — V6L 2A2 (Postal Code) 604 680 9300 (Telephone)

Client Number 116166 — Client Number(s) 139879

hereby apply for a record of a 4 post claim for the location as outlined on the attached copy of mineral titles reference map number(s) 82F046, in the Nelson Mining Division

ACCESS

Describe how you gained access to the location; include reference to roads, trails, topographic features, permanent landmarks and a description of the legal corner post location.

Access by helicopter from Nelson 15.5 miles on bearing 058 to ridge between Seaman & Hughes Creek - 7.5 miles southwest of Pilkey Point ... Park. Post is located on top of ridge at co-ordinates: 49° 24' 355 N & 116° 58' 995 W (GPS location from helicopter)

(continue description on reverse)

GPS Co-ordinates taken of posts: Yes ☐ No ☐ If yes, complete information chart on reverse

TAG INFORMATION

I have securely fastened the metal identification tag embossed "LEGAL CORNER POST" to the legal corner post (or witness post*) and impressed this information on the tag:

LEGAL CORNER POST

TAG No. 245155

CLAIM NAME	JC-2
LOCATOR	William G. Hunley
FMC No.	116166
AGENT FOR	Terry Cook
FMC No.	139879
DATE COMMENCED	Feb 19 2004
TIME	2:17 PM
DATE COMPLETED	Feb 19 2004
TIME	2:18 PM

NUMBER OF CLAIM UNITS

N 5 S ____ E 4 W ____

IDENTIFICATION POSTS NOT PLACED

were @ 1 - 5N, 5N 1E - 4E, 4E 4N - 5N, 4E, on 3E - 1E.

because Topography & snow conditions

*If a witness post was placed for the legal corner post:

Bearing from witness post to true position of legal corner post is ________ degrees, at a distance of ________ metres.

Bearing from identification post to witness post is ________ degrees, at a distance of ________ metres.

NOTE: Legal corner post can be witnessed only if it was not feasible to place any posts.

408442

ACKNOWLEDGEMENT

I have complied with all the terms and conditions of the *Mineral Tenure Act* and Regulation pertaining to the location of 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all other corner posts (and witness and identification posts if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the tag affixed to the applicable post when I located this claim, and this information is true and correct.

William G Hunley

Signature of Locator

SUB-RECORDER RECEIVED

MAR 2 - 2004

M.R. # 3 $1200.00

VANCOUVER, B.C.

RECORDING STAMP

MTL 100 REV. 03/97